Exhibit 10.12

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of November __, 2018, between FMC GlobalSat Holdings, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”).

PREAMBLE

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement (the “Offering”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Accredited Investor” shall have the meaning ascribed to it in Section 3.2(c).

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning ascribed to such term in Section 4.1(g).

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount at such Closing and (ii) the Company’s obligations to deliver the Securities to be issued and sold at such Closing, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof in the case of such Closing.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.0001 par value, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means such firm or firms as may from time to time provide legal services to the Company.

“Disclosure Schedule” means that certain schedule delivered by the Company to the Purchasers in connection with the execution and delivery of this Agreement. Except as otherwise noted herein or in the Disclosure Schedule, the Disclosure Schedule and the information delivered by the Company to the Purchasers therein shall be deemed to include all filings and reports made by the Company with the Commission whether or not set forth in the Disclosure Schedule.

“Escrow Agent” means Sichenzia Ross Ference LLP and any successor thereto in accordance with the Escrow Agreement.

“Escrow Agreement” means the escrow agreement to be employed in connection with the sale of the Securities and following Closing, holding of the aggregate Subscription Amount, a copy of which is annexed hereto as Exhibit B.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock and options to officers, employees, directors or consultants of the Company in accordance with a Stock Plan or as otherwise approved by the Board of Directors of the Company, (b) securities upon the exercise or exchange of any Securities issued hereunder (subject to adjustment for forward and reverse stock splits and the like that occur after the date hereof) and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, (c) full or partial consideration in connection with a strategic merger (including a reverse merger), acquisition, consolidation or purchase of securities, debt or assets of a corporation or other entity which holders of such securities, assets or debt are not issued primarily for the purpose of raising capital, (d) securities which has been approved by a Majority in Interest, and (e) securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(d).

“Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Majority in Interest” shall have the meaning ascribed to such term in Section 5.5.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.20.

“Offering” shall have the meaning ascribed to such term in the Preamble.

“Permitted Lien” means the individual and collective reference to the following: (A) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (B) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries, or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, and (C) Liens incurred prior to or subsequent to the Closing Date.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

 ”Public Information Failure” shall have the meaning ascribed to such term in Section 4.2(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.2(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.7.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall mean all reports, schedules, forms, statements and other documents filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since August 9, 2018, including the exhibits thereto and documents incorporated by reference therein, which have been available on EDGAR not less than five (5) days before the Closing Date.

“Securities” means the Units, Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” means the securities laws of the United States or any state thereof and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock delivered to the Purchasers pursuant to this Agreement in connection with the Closing.

“Stock Plan” means the Stock Plan of the Company in effect as the date of this Agreement, and as may be amended, supplemented, revised or replaced, a copy of which and the principal terms of which have been disclosed in the Disclosure Schedule.

“Subscription Amount” means, as to each Purchaser at the Closing, the aggregate amount of cash consideration to be paid for Units purchased hereunder at the Closing as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Section 3.1(a) of the Disclosure Schedule and shall, where applicable and with regard to future events, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Termination Date” shall have the meaning ascribed to such term in Section 2.1(a).

“Trading Day” means a day on which the principal Trading Market is open for trading; provided, that in the event that the Common Stock is not listed or quoted for trading on a Trading Market on the date in question, then Trading Day shall mean a Business Day.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, the OTCQX or the OTC Pink Open Market (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Escrow Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means VStock Transfer.

“Unit Purchase Price” means $1.00 per Unit, subject to adjustment for reverse and forward stock splits, stock dividends, and other similar transactions affecting the Common Stock that occur after the date of this Agreement and prior to Closing.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported on the OTCQX, OTCQB or OTC Pink Marketplace maintained by the OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the volume weighted average price of the Common Stock on the first such facility (or a similar organization or agency succeeding to its functions of reporting prices), or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in the form of Exhibit A attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants, provided that any share of Common Stock issued upon exercise of the Warrants shall not constitute an issued Warrant Share for purposes of this Agreement after such share has been irrevocably sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 without further restrictions or conditions to transfer pursuant to Rule 144.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On one or more Closing Dates, upon the terms and subject to the conditions set forth herein, provided the Minimum Amount has been subscribed for, the Company agrees to sell, and each of the Purchasers, severally and not jointly, agrees to purchase units of the Company’s securities (the “Units”) for an aggregate purchase price of a minimum (the “Minimum Amount”) of Six Hundred Thousand Dollars ($600,000) and up to a maximum (the “Maximum Amount”) of One Million Five Hundred Thousand Dollars ($1,500,000), with each Unit consisting of one share of Common Stock and a Warrant to purchase one half (1/2) share of Common Stock (each such purchase and sale being the “Closing”), at the Unit Purchase Price. Each Subscriber must purchase a minimum of 25,000 Units (or, $50,000). The Company’s officers and directors (and/or their Affiliates) may participate in the Offering in an aggregate amount of up to Four Hundred Thousand Dollars ($400,000) which such amount shall be applied towards the Minimum Amount and Maximum Amount. Prior to the Closing, each Purchaser shall deliver to the Escrow Agent, inter alia, such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser by a wire transfer of immediately available funds, and the Company shall, on the Closing Date, cause the Company to deliver to each Purchaser, inter alia, a certificate representing the number of Shares and Warrants purchased by each such Purchaser at the Closing as determined pursuant to Section 2.2(a). The Company and each Purchaser shall also deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closings shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree. Notwithstanding anything herein to the contrary, each Closing Date shall occur on or before November 15, 2018, which may be extended at the discretion of the Company’s Board of Directors for up to an additional thirty (30) days (such outside date, “Termination Date”). If any Closing is not held on or before the Termination Date, (i) all subscription documents executed by the Company or a Purchaser shall be returned to the Company or such Purchaser, as applicable, and (ii) each Subscription Amount shall be returned, without interest or deduction to the Purchaser who delivered such Subscription Amount.

2.2 Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to the Purchasers the following:

(i) this Agreement and the Escrow Agreement each duly executed by the Company;

(ii) certificates for Shares and Warrants evidencing a number of Units equal to such Purchaser’s Subscription Amount divided by the Unit Purchase Price registered in the name of such Purchaser, which, in the case of the Shares, may also be delivered in book entry form;

(b) On or prior to the applicable Closing Date, each Purchaser shall deliver or cause to be delivered to the Escrow Agent pursuant to the Escrow Agreement the following:

(i) such Purchaser’s Subscription Amount by wire transfer to the Escrow Agent; and

(ii) this Agreement and the Escrow Agreement, each duly executed by such Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing, unless waived, are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all conditions, obligations, covenants and agreements of each Purchaser under this Agreement required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement; and

(iv) receipt by the Escrow Agent of an aggregate Subscription Amount equal to at least the Minimum Amount.

(b) The respective independent obligations of a Purchaser hereunder in connection with the Closing, unless waived by such Purchaser, are subject to the following conditions being met:

(i) the accuracy in all material respects (when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all Required Approvals, obligations, covenants and agreements of the Company under this Agreement required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof and the Closing Date; and

(vi) receipt by the Escrow Agent of an aggregate Subscription Amount equal to at least the Minimum Amount.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedule, which Disclosure Schedule shall be deemed a part hereof, the Company hereby makes the following representations and warranties to each Purchaser as of the date of this Agreement and as of the Closing Date:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Section 3.1(a) of the Disclosure Schedule. The Company owns, directly or indirectly, a majority of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, other than Permitted Liens, subject to restrictions under applicable laws, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and to the best of the Company’s knowledge no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Units and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) by the Company or any Subsidiary under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including Securities Laws), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. Except as disclosed on Section 3.1(e) of the Disclosure Schedule, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other provincial or foreign or domestic federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement and (ii) the filing of a Form D with the Commission and related “blue sky” filings, if applicable (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are restricted securities and have been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for under the Securities Act, the Exchange Act, in the Transaction Documents and as provided herein.

(g) Capitalization. The capitalization of the Company is as set forth in Section 3.1(g) of the Disclosure Schedule. The Company has not issued any capital stock since its most recently filed report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Stock Plans, the issuance of shares of Common Stock to employees pursuant to the Stock Plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Except as set forth in Section 3.1(g) of the Disclosure Schedule, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed on Section 3.1(g) of the Disclosure Schedule, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or material contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth on Section 3.1(g) of the Disclosure Schedule, the issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Units. Except as disclosed on Section 3.1(g) of the Disclosure Schedule, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) Form 8-K; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Sections 12(b), 12(g), 13(a) or 15(d) thereof, since August 9, 2018. The Form 8-K described in Section 4.4, upon its filing, will comply in all material respects with the requirements of the Exchange Act, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The latest audited financial statements of the Company included in the SEC Reports, if any, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP and are subject to normal, immaterial, year-end audit adjustments, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Except as disclosed in Section 3.1(i) of the Disclosure Schedule, since June 30, 2018, except as specifically disclosed in a subsequent SEC Report filed not later than five (5) Trading Days prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) transaction expenses incurred in connection with the Transaction Documents, and (C) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as disclosed on Section 3.1(i) of the Disclosure Schedule, no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable Securities Laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j) Litigation. Except as set forth in Section 3.1(j) of the Disclosure Schedule, to the knowledge of the Company, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) that would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect, nor to the knowledge of the Company is there any reasonable basis for any such Action that would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the knowledge of the Company, any current or former director or officer of the Company, nor any current or former officer, director, control person, principal shareholder, or creditor with respect to the relationship of any of the foregoing to the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Compliance. To the knowledge of the Company, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not reasonably be expected to result in a Material Adverse Effect.

(m) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Permitted Liens. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except where the non-compliance would not reasonably be expected to result in a Material Adverse Effect.

(n) Intellectual Property. For purposes of this Section 3.1(n), Company shall mean Company and each Subsidiary, as applicable.

(i) The term “Intellectual Property Rights” includes the name of the Company, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, “Marks’’), owned, used, or licensed by the Company as licensee or licensor.

(ii) Agreements. Section 3.1(n) of the Disclosure Schedule contains a complete and accurate list of all material contracts relating to the Company’s Intellectual Property Rights to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $100,000 under which the Company is the licensee. There are no outstanding and, to Company’s knowledge, no threatened disputes or disagreements with respect to any such agreement.

(iii) Know-How Necessary for the Business. To the Company’s knowledge: the Company’s Intellectual Property Rights are all those necessary for the operation of the Company’s businesses as it is currently conducted or as represented, in writing, to the Purchasers to be conducted. To the Company’s knowledge: the Company is the owner of all right, title, and interest in and to each of the Intellectual Property Rights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use all of the Intellectual Property Rights, subject in each case to Permitted Liens.

(o) Transactions With Affiliates and Employees. Except as set forth in Section 3.1(o) of the Disclosure Schedule, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $250,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company or in accordance with the past practices of the Company and (iii) other employee benefits, including stock option agreements under the Stock Plan.

(p) Certain Fees. Except as set forth in Section 3.1(p) of the Disclosure Schedule, no brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(p) that may be due in connection with the transactions contemplated by the Transaction Documents other than any fees or obligations incurred by the Purchaser.

(q) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, registration under the Securities Act is not required for the offer and sale of the Units by the Company to the Purchasers as contemplated hereby.

(r) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Units, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(s) Registration Rights. Except as set forth in Section 3.1(s) of the Disclosure Schedule, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(t) Disclosure. All of the disclosure in the SEC Reports, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(u) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor, to the knowledge of the Company, any of its Affiliates, nor any Person acting on its or, to the knowledge of the Company, their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Units by the Company to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

 (v) Accountants. The Company’s accounting firm is set forth on Section 3.1(v) of the Disclosure Schedule. To the knowledge and belief of the Company, such accounting firms are registered with the Public Company Accounting Oversight Board, and shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2018.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. If such Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if such Purchaser is an individual, the address of its principal residence is as set forth on the signature page hereto.

(b) Understandings or Arrangements. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser has the authority and is duly and legally qualified to purchase and own the Securities. Such Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Such Purchaser has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit C (the “Investor Questionnaire”). The information set forth on the signature pages hereto and the Investor Questionnaire regarding such Purchaser is true and complete in all respects. Except as disclosed in the Investor Questionnaire, such Purchaser has had no position, office or other material relationship within the past three years with the Company or Persons (as defined below) known to such Purchaser to be affiliates of the Company, and is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA Membership and Registration Rules Section 1011).

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Information on Company. Such Purchaser has been furnished with or has had access to the EDGAR Website of the Commission to the Company’s filings made with the Commission during the period beginning on August 9, 2018 and continuing through the tenth business day preceding the Closing Date in which such Purchaser purchases Securities hereunder, including but not limited to the Risk Factor section of the SEC Reports. Purchasers are not deemed to have any knowledge of any information not included in the Disclosure Schedule unless such information is delivered in the manner described in the next sentence. In addition, such Purchaser may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Purchaser has requested, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Purchaser deems material in deciding on the advisability of investing in the Securities. Such Purchaser was afforded (i) the opportunity to ask such questions as such Purchaser deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of acquiring the Securities; (ii) the right of access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable such Purchaser to evaluate the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Securities. Purchaser acknowledges and confirms that the Common Stock is not presently traded on any market or securities exchange and, as of the date hereof, the Company has not applied for listing or quotation on any exchange. The Purchaser understands that the Company is currently seeking sponsorship for the trading of its Common Stock on the OTC QB or other over-the-counter trading platform. The Purchaser further acknowledges that there can be no assurance that a market maker will agree to file the necessary documents with FINRA, nor can the Company provide any assurance that the Common Stock will actually be quoted on the OTC QB or other over-the-counter trading platform or, if quoted, that a viable public market will materialize.

(f) Certain Transactions and Confidentiality. Such Purchaser understands and agrees that the Securities have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. Such Purchaser understands and agrees that the Securities are being offered and sold to such Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(g) Communication of Offer. Such Purchaser is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(h) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i) No Conflicts. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which such Purchaser is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or perform under the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(j) Pre-Existing Relationships. The Purchaser represents and warrants that: (i) the Purchaser has a prior substantial pre-existing relationship with the Company, the Purchaser is not investing in the Offering in connection with or as a result of any registration statement filed with the Commission by the Company and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the Commission in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(k) Survival. The foregoing representations and warranties shall survive the Closing Date.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Securities Laws. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(c), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the other Transaction Documents.

(b) Legend. The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES [FOR] WHICH THIS SECURITY IS EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. TO THE EXTENT PERMITTED BY APPLICABLE SECURITIES LAWS, THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c) Pledge. The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledge or secure Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At such Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including, if the Securities are subject to registration, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(d) Legend Removal. Certificates issued for Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof) except for the legend set forth in Section 2.4(c), if applicable: (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares and Warrant Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Shares or Warrant Shares, or if such Shares or Warrant Shares, as applicable, may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Shares or Warrant Shares, as applicable, shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.1(d), upon written request of a Purchaser, no later than five (5) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing the Shares or Warrant Shares, as applicable, issued with a restrictive legend (such fifth Trading Day, the “Legend Removal Date”), use its reasonable best efforts to deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive legends (however, the Company shall use reasonable best efforts to deliver such shares within three (3) Trading Days). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4 without reasonable basis communicated to Purchaser in writing no later than five (5) Trading days from such instruction. In lieu of delivering physical certificates representing the unlegended shares, upon request of a Purchaser, on or after the Liquidity Date (as defined below) so long as the certificates therefor do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the unlegended shares by crediting the account of Purchaser’s broker with the Depository Trust Company through its Deposit Withdrawal At Custodian system, provided that the Company’s Common Stock is DTC eligible and the Company’s transfer agent participates in the Deposit Withdrawal at Custodian system. Such delivery must be made on or before the Legend Removal Date.

(e) Legend Removal Default. On or after the date that a market maker has submitted and FINRA has approved an application pursuant to Rule 15c-211 of the Exchange Act and the Common Stock is subsequently quoted or trading on a trading platform or securities exchange (such date, the “Liquidity Date”), in the event of a willful failure to conform to the requirements of Section 4.1(d) above, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the greater of the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent or the aggregate purchase price of such Shares and Warrant Shares) delivered for removal of the restrictive legend, subject to Section 4.1(d), $10 per Trading Day for each Trading Day following the Legend Removal Date until such Common Stock certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Notwithstanding anything herein to the contrary, Legend Removal Default or Buy-In amounts shall not accrue or be payable at any time that the applicable accounting standards under GAAP would require derivative accounting treatment for such payments.

(f) Injunction. In the event a Purchaser shall request delivery of Shares or Warrant Shares as described in this Section 4.1 and the Company is required to deliver such Securities, the Company may not refuse to deliver such Securities based on any claim that such Purchaser or anyone associated or affiliated with such Purchaser has not complied with Purchaser’s obligations under the Transaction Documents, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such unlegended shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Purchaser in the amount of the greater of (i) 120% of the amount of the aggregate purchase price of the Shares and Warrant Shares which are subject to the injunction or temporary restraining order, or (ii) the VWAP of the Common Stock on the trading day before the issue date of the injunction multiplied by the number of Shares and Warrant Shares to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent Purchaser obtains judgment in Purchaser’s favor.

(g) Buy-In. On or after the Liquidity Date, in the event a Purchaser shall request delivery of Shares or Warrant Shares as described in this Section 4.1 and the Company is required to deliver Shares or Warrant Shares in addition to any other rights available to Purchaser, if the Company willfully fails to deliver to a Purchaser Shares or Warrant Shares as required pursuant to this Agreement and after the Legend Removal Date, the Purchaser, or a broker on the Purchaser’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser which the Purchaser was entitled to receive in unlegended form from the Company (a “Buy-In”), provided however, that Purchaser’s sales were made on the reasonable belief that Purchaser was entitled to and Company was obligated to remove such legend and deliver the Purchaser such shares then the Company shall promptly pay in cash to the Purchaser (in addition to any remedies available to or elected by the Purchaser) the amount, if any, by which the Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as unlegended Shares, (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Purchaser purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as unlegended shares, the Company shall be required to pay the Purchaser $1,000, plus interest, if any. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

4.2 Furnishing of Information; Public Information.

(a) Until the earliest of the time that (i) no Purchaser owns any Securities, or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time commencing on the Liquidity Date and ending at such time that all of the Shares or Warrant Shares may be sold without restriction or the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to 1.0% of the aggregate Subscription Amount of Units then held by such Purchaser on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Shares or Warrant Shares pursuant to Rule 144 (but not more than 6.0% in the aggregate). The payments to which a Purchaser shall be entitled pursuant to this Section 4.2(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Notwithstanding anything herein to the contrary, Public Information Failure Payments shall not accrue or be payable at any time that the applicable accounting standards under GAAP would require derivative accounting treatment for such liquidated damages.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Units by the Company in a manner that would require the registration under the Securities Act of the sale of the Units or that would be integrated with the offer or sale of the Units for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall file a Current Report on Form 8-K including the Transaction Documents as exhibits thereto within the time period required by the Exchange Act. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market unless the name of such Purchaser is already included in the body of the Transaction Documents, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations.

4.4 Use of Proceeds. The Company will use the net proceeds to the Company from the sale of the Units hereunder as set forth in Section 4.5 of the Disclosure Schedule.

4.6 Indemnification of Purchasers. Subject to the provisions of this Section 4.6, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements (provided the defense of such matter and settlement has been approved by the Company, which approval will not be unreasonably withheld), court costs and reasonable attorneys’ fees of a single counsel for representation of all of the Purchaser Parties collectively and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of Securities Laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such Purchaser Party’s counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel for all Purchaser Parties. The Company will not be liable to any Purchaser Party under this Agreement (iv) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; or (v) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.7 Reservation of Common Stock. As of the date hereof, the Company has reserved for each Purchaser and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for each Purchaser for the purpose of enabling the Company to issue the Shares pursuant to this Agreement and Warrant Shares issuable upon complete exercise of the Warrants (such amount being the “Required Minimum”). If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date (an “Authorized Share Failure”), then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 90th day after such date. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its commercially reasonable efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock without soliciting its stockholders, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.

4.8 Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely as a result of such Purchaser’s acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

4.9 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the sale of the Securities by the Company under this Agreement as required under Regulation D. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.10 Exercise Procedure. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.11 Most Favored Nations. For the period beginning on the final Closing Date and ending on the date that is twenty-four (24) months therefrom, other than in connection with an Exempt Issuance, if at any time the Company shall issue any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Unit Purchase Price in effect at such time, without consent of a Majority in Interest (the “Lower Price Issuance”) and other than with regard to Excepted Issuances, then the Company shall issue the Purchaser such number of additional Units to reflect such lower price for the Units such that the Purchaser shall hold such number of Units, in total, had Purchaser paid a Unit Purchase Price equal to the Lower Price Issuance (with any fractional shares rounded down to the nearest whole number). Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.0001 per share of Common Stock. For the avoidance of doubt, no adjustment will be made to the exercise price of the Warrants contained in the Units as a result of a Lower Price Issuance.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice given at any time to the Company, prior to the occurrence of a Closing with respect to such Purchaser’s Subscription Agreement. In the event of any termination by a Purchaser under this Section 5.1, the Company shall promptly (and in any event within two (2) Business Days of such termination) refund all of such Purchaser’s subscription amount. No Closing hereunder may take place after November 30, 2018, subject to a thirty (30) day extension upon the sole discretion of the Board of Directors.

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Except as set forth in the Warrants, the Company shall pay all Transfer Agent fees, stamp taxes and other similar taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, and including the Disclosure Schedule, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: 3301 SE 14th Avenue, Fort Lauderdale, FL 33316, and (ii) if to the Purchasers, to: the addresses and fax numbers indicated on the signature pages hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority of the Shares sold in the Offering then outstanding (such majority being the “Majority in Interest”) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. As employed herein, “consent” shall mean consent of the Majority in Interest on the date such consent is requested or required.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereto and each individual signing any Transaction Document on behalf of the Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it, he or she is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then in addition to the obligations of the Company under Section 4.7, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities at the Closings for the applicable statute of limitations.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any Warrant Shares subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such Warrant Shares and the restoration of such Purchaser’s right to acquire such Warrant Shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon surrender and cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, destruction, or mutilation, and of the ownership of such Security. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity and bonds) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Legal Representation. Each Purchaser acknowledges that it has been represented by independent legal counsel in the preparation of the Agreement. Each Purchaser recognizes and acknowledges that counsel to the Company has represented other shareholders of the Company, including certain of the Purchasers, and may, in the future, represent others in connection with various legal matters and each Purchaser waives any conflicts of interest and other allegations that it has not been represented by its own counsel.

5.18 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.19 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.20 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the Closing Date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.22 Equitable Adjustment. Trading volume amounts, price/volume amounts and similar figures in the Transaction Documents shall be equitably adjusted (but without duplication) to offset the effect of stock splits, similar events and as otherwise described in this Agreement and Warrants.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FMC GLOBALSAT HOLDINGS, INC.	Address for Notice:

By:
Name:
Title:

With a copy to (which shall not constitute notice):

Company Counsel

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO FMC GLOBALSAT HOLDINGS, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________________

Name of Authorized Signatory: _______________________________________________________

Title of Authorized Signatory: ________________________________________________________

Address for Delivery of Securities to Purchaser (if not same as address for notice):

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Subscription Amount: US$________________

Shares of Common Stock at $1.00 per Unit: ___________________

Warrants ___________________

EIN Number, if applicable, will be provided under separate cover.

EXHIBITS

Exhibit A	Form of Warrant
Exhibit B	Escrow Agreement
Exhibit C	Form of Investor Questionnaire

EXHIBIT C

ACCREDITED INVESTOR QUESTIONNAIRE

IN CONNECTION WITH INVESTMENT IN UNITS OF FMC GLOBALSAT HOLDINGS, INC.,

A DELAWARE CORPORATION

PURSUANT TO SECURITIES PURCHASE AGREEMENT DATED             , 2018

To :	FMC GlobalSat Holdings, Inc.
3301 SE 14thA venue
Fort Lauderdale, FL 33316
Fax: [ ]

INSTRUCTIONS

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable”, so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times. However, FMC GlobalSat Holdings, Inc. (collectively, the “Company”) may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of securities of the Company will not result in a violation of the registration provisions of the Securities Act of 1933, as amended, or a violation of the securities laws of any state.

1. Please provide the following information:

Name:_________________________________________________________________________

Name of additional purchaser:_______________________________________________________
(Please complete information in Question 5)

Date of birth, or if other than an individual, year of organization or incorporation:

2. Residence address, or if other than an individual, principal office address:

______________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________________

Telephone number:_______________________________________________________________

Social Security Number:___________________________________________________________

Taxpayer Identification Number:_____________________________________________________

3. Business address:______________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Business telephone number:_________________________________________________________

4. Send mail to:                                                Residence ______                                         Business _______

5. With respect to tenants in common, joint tenants and tenants by the entirety, complete only if information differs from that above:

Residence address:________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Telephone number:_______________________________________________________________

Social Security Number:___________________________________________________________

Taxpayer Identification Number:_____________________________________________________

Business address:_________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Business telephone number:_________________________________________________________

Send Mail to:                                                Residence ______                                         Business _______

6. Please describe your present or most recent business or occupation and indicate such information as the nature of your employment, how long you have been employed there, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

7. Please state whether you (i) are associated with or affiliated with a member of the Financial Industry Regulatory Association, Inc. (“FINRA”), (ii) are an owner of stock or other securities of FINRA member (other than stock or other securities purchased on the open market), or (iii) have made a subordinated loan to any FINRA member:

_______	_______
Yes	No

If you answered yes to any of (i) – (iii) above, please indicate the applicable answer and briefly describe the facts below:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

8A. Applicable to Individuals ONLY. Please answer the following questions concerning your financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D). If the purchaser is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response and must answer any other question fully, indicating to which individual such answer applies. If the purchaser is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

8.1 Does your net worth* (or joint net worth with your spouse) exceed $1,000,000?

_______	_______
Yes	No

8.2 Did you have an individual income** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years and do you reasonably expect to reach the same income level in the current year?

_______	_______
Yes	No

8.3 Are you an executive officer of the Company?

_______	_______
Yes	No

* For purposes hereof, net worth shall be deemed to include ALL of your assets, liquid or illiquid MINUS any liabilities.

** For purposes hereof, the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

8.B Applicable to Corporations, Partnerships, Trusts, Limited Liability Companies and other Entities ONLY:

The purchaser is an accredited investor because the purchaser falls within at least one of the following categories (Check all appropriate lines):

___	(i) a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

___	(ii) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

___	(iii) an insurance company as defined in Section 2(13) of the Act;

___	(iv) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Act”) or a business development company as defined in Section 2(a)(48) of the Investment Act;

___	(v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

___	(vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

___	(vii) an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors;

___	(viii) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

___	(ix) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

___	(x) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, as described in Rule 506(b)(2)(ii) promulgated under the Act, who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

___	(xi) an entity in which all of the equity investors are persons or entities described above (“accredited investors”). ALL EQUITY OWNERS MUST COMPLETE “EXHIBIT A” ATTACHED HERETO.

9.A Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

_______	_______
Yes	No

ANSWER QUESTION 9B ONLY IF THE ANSWER TO QUESTION 9A WAS “NO.”

9.B If the answer to Question 9A was “NO,” do you have a financial or investment adviser (a) that is acting in the capacity as a purchaser representative and (b) who has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

_______	_______
Yes	No

If you have a financial or investment adviser(s), please identify each such person and indicate his or her business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Purchaser Representative Questionnaire which will be supplied at your request).

______________________________________________________________________________

______________________________________________________________________________

10. You have the right, will be afforded an opportunity, and are encouraged to investigate the Company and review relevant factors and documents pertaining to the officers of the Company, and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company.

Have you or has your purchaser representative, if any, conducted any such investigation, sought such documents or asked questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?

_______	_______
Yes	No

If so, briefly describe:_____________________________________________________________

______________________________________________________________________________

If so, have you completed your investigation and/or received satisfactory answers to your questions?

_______	_______
Yes	No

11. Do you understand the nature of an investment in the Company and the risks associated with such an investment?

_______	_______
Yes	No

12. Do you understand that there is no guarantee of any financial return on this investment and that you will be exposed to the risk of losing your entire investment?

_______	_______
Yes	No

13. Do you understand that this investment is not liquid?

_______	_______
Yes	No

14. Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

_______	_______
Yes	No

15. Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Interests?

_______	_______
Yes	No

16. Do you have a “pre-existing relationship” with the Company or any of the officers of the Company?

_______	_______
Yes	No

(For purposes hereof, “pre-existing relationship” means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.)

If so, please name the individual or other person with whom you have a pre-existing relationship and describe the relationship:

______________________________________________________________________________

______________________________________________________________________________

17. Exceptions to the representations and warranties made in Section 3.2 of the Securities Purchase Agreement (if no exceptions, write “none” – if left blank, the response will be deemed to be “none”): _______________________________________

_____________________________________________________________________________

Dated: _______________, 2018

If purchaser is one or more individuals (all individuals must sign):

______________________________________________________________________________
(Type or print name of prospective purchaser)

______________________________________________________________________________
Signature of prospective purchaser

______________________________________________________________________________
Social Security Number

______________________________________________________________________________
(Type or print name of additional purchaser)

______________________________________________________________________________
Signature of spouse, joint tenant, tenant in common or other signature, if required

______________________________________________________________________________
Social Security Number

Annex A

Definition of Accredited Investor

The securities will only be sold to investors who represent in writing in the Securities Purchase Agreement that they are accredited investors, as defined in Regulation D, Rule 501 under the Act which definition is set forth below:

1. A natural person whose net worth, or joint net worth with spouse, at the time of purchase exceeds $1 million (excluding home); or

2. A natural person whose individual gross income exceeded $200,000 or whose joint income with that person’s spouse exceeded $300,000 in each of the last two years, and who reasonably expects to exceed such income level in the current year; or

3. A trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person described in Regulation D; or

4. A director or executive officer of the Company; or

5. The investor is an entity, all of the owners of which are accredited investors; or

6. (a) bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance Company as defined in Section 2(13) of the Act, (d) an investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of such Act, (e) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) an employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5 million, (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Securities Act of 1974, and the employee benefit plan has assets in excess of $5 million, or the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, that is either a bank, savings and loan institution, insurance Company, or registered investment advisor, or, if a self-directed plan, with an investment decisions made solely by persons that are accredited investors, (h) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or (i) an organization described in Section 501(c)(3) of the Internal Revenue code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with assets in excess of $5 million.

EXHIBIT “A” TO ACCREDITED INVESTOR QUESTIONNAIRE

ACCREDITED CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, TRUSTS OR OTHER ENTITIES INITIALING QUESTION 8B(xi) MUST PROVIDE THE FOLLOWING INFORMATION.

I hereby certify that set forth below is a complete list of all equity owners in __________________ [NAME OF ENTITY], a                                                [TYPE OF ENTITY] formed pursuant to the laws of the State of                                     . I also certify that EACH SUCH OWNER HAS INITIALED THE SPACE OPPOSITE HIS OR HER NAME and that each such owner understands that by initialing that space he or she is representing that he or she is an accredited individual investor satisfying the test for accredited individual investors indicated under “Type of Accredited Investor.”

___________________________________________________
signature of authorized corporate officer, general partner or trustee

Name of Equity Owner	Type of Accredited Investor[1]

1.____________________________________________________________________________

2.____________________________________________________________________________

3.____________________________________________________________________________

4.____________________________________________________________________________

5.____________________________________________________________________________

6.____________________________________________________________________________

7.____________________________________________________________________________

8.____________________________________________________________________________

9.____________________________________________________________________________

10.___________________________________________________________________________

1      Indicate which Subparagraph of 8.1 - 8.3 the equity owner satisfies.